                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         American Waste Services, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

===========================================================================

   [LOGO of
American Waste         AMERICAN WASTE
 Services, Inc.]      SERVICES, INC.







                       Notice of Annual Meeting
                       of Shareholders
                       April 29, 1997
                       and
                       Proxy Statement



American Waste Services, Inc. . One American Way . Warren, Ohio 44484-5555

=============================================================================

================================================================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 29, 1997

To the Shareholders of American Waste Services, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of American Waste Services, Inc. will be held at the Grand Pavilion, One American Way, Warren, Ohio, on Tuesday, April 29, 1997, at 10:00 A.M., local time, for the following purposes:

  1. To elect eleven Directors, three of whom will be Class A Directors elected by the holders of Class A Common Stock, and eight of whom will be Class B Directors elected by the holders of Class B Common Stock, such Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified; and

  2. To transact such other business as may properly come before the meeting and any adjournment thereof;

all in accordance with the accompanying Proxy Statement.

  The Board of Directors has fixed the close of business on Monday, March 3, 1997, as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Only those shareholders of record at the close of business on such date will be entitled to vote at the meeting or any adjournment thereof.

  Your prompt action in sending in your proxy will be greatly appreciated. An envelope is provided for your use which requires no postage if mailed in the United States. If you have more than one shareholder account, you are receiving a proxy for each account. Please vote, date, sign and mail all proxies you receive.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ Jeffrey M. Grinstein

                       JEFFREY M. GRINSTEIN
                       Executive Vice President,
                       General Counsel and Secretary
Warren, Ohio
March 21, 1997

                                   IMPORTANT:

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHICH ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

==============================================================================

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 1997

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Waste Services, Inc. (the "Company") of proxies in the form enclosed herewith to be voted at the Annual Meeting of Shareholders to be held at the Grand Pavilion, One American Way, Warren, Ohio, on Tuesday, April 29, 1997, at 10:00 A.M., local time, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being sent to each holder of the issued and outstanding shares of Class A Common Stock (no par value) ("Class A Common Stock") and Class B Common Stock (no par value) ("Class B Common Stock") (collectively, the "Common Stock") of the Company entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996, including financial statements, is being mailed to shareholders, together with this Proxy Statement and the accompanying form of proxy, beginning on or about March 28, 1997.

  Any shareholder giving a proxy will have the right to revoke it at any time prior to the voting thereof by giving written notice to the Secretary of the Company, by voting in person at the Annual Meeting, or by execution of a subsequent proxy provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no applicable instructions are indicated, in favor of the Directors named therein. The persons named in the enclosed form of proxy are authorized to vote, in their discretion, upon such other business as may properly come before the meeting and any adjournment thereof. Only those shares represented at the Annual Meeting in person or by proxy shall be counted for purposes of determining the number of votes required for any proposals upon which shareholders of the Company shall be called upon to vote. Abstentions and "broker non-votes" shall not be counted as votes for or against any matter upon which shareholders of the Company shall be called upon to vote. The Articles of Incorporation of the Company do not permit cumulative voting in the election of Directors.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  The Board of Directors has fixed the close of business on March 3, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof. At the Annual Meeting, the holders of Class A Common Stock will be entitled, as a class, to elect three of the Company's Directors ("Class A Directors") and the holders of Class B Common Stock will be entitled, as a class, to elect the remaining eight Directors ("Class B Directors," and together with the Class A Directors are collectively referred to as the "Directors").

  Except for the election of Directors and as otherwise required by the provisions of the Company's Articles of Incorporation or by law, holders of the Class A Common Stock and Class B Common Stock will vote or consent as a single class on all matters with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. In the event that the outstanding shares of Class B Common Stock constitute less than 50% of the total voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, the holders of the Class A Common Stock and Class B Common Stock will vote as a single class for the election of Directors. At the close of business on March 3, 1997, the Company had outstanding 25,298,423 shares of Class A Common Stock entitling the holders thereof to 25,298,423 votes in the aggregate and 5,126,743 shares of Class B Common Stock entitling the holders thereof to 51,267,430 votes in the aggregate.

  Each share of Class B Common Stock is convertible at any time, at the option of the shareholder, into one share of Class A Common Stock. Shares of Class B Common Stock are also automatically converted into shares of Class A Common Stock on the transfer of such shares to any person other than the Company, another holder of Class B Common Stock or a "Permitted Transferee" as defined in the Company's Articles of Incorporation. The Class A Common Stock is not convertible.

  The following table sets forth information with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by each person known to the Company to be the beneficial owner of more than five percent of either class of Common Stock. This information is as of February 3, 1997, unless noted that it is based upon Schedules 13-G filed with the Securities and Exchange Commission (the "Commission"), in which event such information is as of December 31, 1996. For purposes of the rules of the Commission, Mr. F. Oliver Nicklin, Jr. may be considered to be the beneficial owner of the shares owned by the Environmental Venture Fund, The Productivity Fund and the Apex Investment Fund and First Analysis Corporation. Shares owned by such entities have therefore been included in the following table for Mr. Nicklin.

                                                Beneficially Owned as of February 3, 1997
                                ------------------------------------------------------------------
                                Class A Common Stock     Class B Common Stock    Percent   Percent
                                ----------------------  ----------------------   of all    of Total
                                  Number      Percent      Number     Percent    Common     Voting
         Name                   of Shares     of Class   of Shares    of Class    Stock     Power
         ----                   ---------     --------   ---------   ---------   -------    -------

Ronald E. Klingle(1)(4)             27,546         *      2,652,473      51.7%      8.9%     34.8%
Darrell D. Wilson(2)(4)             16,376         *      2,236,602      43.6%      7.5      29.3
F. Oliver Nicklin, Jr.(3)(5)     2,361,734       9.4%             N         N       7.8       3.1
--------------------------

*  Less than one percent.

(1) Includes 114,371 shares of Class B Common Stock owned by Mr. Klingle's spouse, the beneficial ownership of which is disclaimed. Includes 12,000 shares of Class A Common Stock subject to options exercisable within 60 days of February 3, 1997. Includes 5,546 shares of Class A Common Stock held by Mr. Klingle in the American Waste Services, Inc. Participating Companies Profit Sharing Plan and Trust (including 2,156 shares held by Mr. Klingle's spouse, the beneficial ownership of which Mr. Klingle disclaims). Mr. Klingle has sole voting power and sole investment power over 25,390 shares of Class A Common Stock and 2,538,102 shares of Class B Common Stock.

(2) Includes 12,000 shares of Class A Common Stock subject to options exercisable within 60 days of February 3, 1997. Includes 4,376 shares of Class A Common Stock held by Mr. Wilson in the American Waste Services, Inc. Participating Companies Profit Sharing Plan and Trust. Mr. Wilson has sole voting power and sole investment power over all of the shares listed.

(3) Includes 1,200 shares owned by Mr. Nicklin's family members, the beneficial ownership of which is disclaimed. Includes 19,000 shares subject to options exercisable within 60 days of February 3, 1997. Mr. Nicklin has shared voting power and shared investment power over 2,315,708 shares and has sole voting power and sole investment power over 46,026 shares.

(4) Each named person is an employee, executive officer and director of the Company. The address for Messrs. Klingle and Wilson is c/o American Waste Services, Inc., One American Way, Warren, Ohio 44484-5555.

(5) For purposes of the rules of the Commission, Mr. Nicklin may be considered to be the beneficial owner of the shares owned by the Environmental Venture Fund (1,104,147 shares), The Productivity Fund (519,027 shares), the Apex Investment Fund (653,308 shares), and First Analysis Corporation ("FAC") (39,226 shares). FAC is the managing general partner of the general partner of the Environmental Venture Fund and The Productivity Fund, and a general partner of the general partner of the Apex Investment Fund. Mr. Nicklin is the controlling shareholder of FAC. First Analysis Securities Corporation ("FASC"), one of the managing underwriters of the Company's Initial Public Offering of the Class A Common Stock, is a subsidiary of FAC and Mr. Nicklin is President of FASC. Shares owned by these funds and FAC have therefore been included for Mr. Nicklin. The address for Mr. Nicklin, the Environmental Venture Fund, the Apex Investment Fund and The Productivity Fund is c/o First Analysis Corporation, 233 S. Wacker Drive, Suite 9600, Chicago, Illinois 60606.

                             ELECTION OF DIRECTORS

  It is intended that the proxies will be voted for the election of the eleven nominees named below to hold office as Directors until the next succeeding annual shareholders' meeting and until their respective successors are duly elected and qualified. Specifically, the holders of Class A Common Stock are entitled, as a class, to elect three Class A Directors and the holders of Class B Common Stock are entitled, as a class, to elect eight Class B Directors. It is the intention of the persons named in the enclosed forms of proxy to vote such proxies as specified and if no specification is made, to vote such proxies for the election as Directors of the nominees for Class A Directors and Class B Directors listed below. All such nominees have consented to serve if elected. While management has no reason to believe that any of the nominees will not be available to serve as a Director, if for any reason any of them should become unavailable, the proxies will be voted for such substitute nominees as may be designated by the Board of Directors. The three nominees for Class A Directors receiving the greatest number of votes from the holders of shares of Class A Common Stock eligible to be cast at the meeting will be elected Class A Directors; and, the eight nominees for Class B Directors receiving the greatest number of votes from the holders of shares of Class B Common Stock eligible to be cast at the meeting will be elected Class B Directors.

   Set forth below is certain information about the nominees for Class A Directors and Class B Directors:

                                             Director
Name                                     Age  Since                   Title                     Term
---------------------------------------  ---  -----  ----------------------------------------  ------
Nominees for
Class A Directors:
Sanford B. Ferguson                       50  1991   Director                                  1 year
Robert M. Arnoni                          41   --                                              1 year
Stephen L. Gordon                         55   --                                              1 year

Nominees for
Class B Directors:
Ronald E. Klingle                         49  1988   Chairman of the Board, Chief Executive    1 year
                                                        Officer and a Director
Darrell D. Wilson                         45  1988   President, Chief Operating Officer and    1 year
                                                        a Director
Michael D. Barwick                        41   --    Executive Vice President, Collection      1 year
                                                        Services
Charles Boryenace                         46  1990   Executive Vice President, Strategic       1 year
                                                        Planning and a Director
Mark B. Cawthorne                         37  1996   Executive Vice President, Transportation  1 year
                                                        Services and a Director
Timothy C. Coxson                         46  1995   Executive Vice President, Finance,        1 year
                                                        Treasurer, Chief Financial Officer
                                                        and a Director
Stephen G. Kilper                         37  1995   Executive Vice President, Disposal        1 year
                                                        Services and a Director
Kenneth J. McMahon                        43  1996   Executive Vice President, Sales and       1 year
                                                        a Director

  Set forth below is information concerning each nominee for election as a director, including such nominee's principal occupation.

  Sanford B. Ferguson has been a director of the Company since January 1991. He has been a partner in the law firm of Kirkpatrick & Lockhart LLP since 1981.
Mr. Ferguson received his Bachelor of Arts degree from Dartmouth College, his Master of Arts degree from Oxford University and his Doctor of Jurisprudence degree from Yale University.

  Robert M. Arnoni is currently President of the Arnoni Development Company, Inc. From 1985 to August 1996 Mr. Arnoni was President and Chief Executive Officer of The Arnoni Group, a management company for various, related solid waste collection, transportation and disposal operations. Mr. Arnoni has over 20 years experience in the solid waste industry.

  Stephen L. Gordon has been a partner in the law firm of Beveridge & Diamond, P.C. since 1982. Mr. Gordon received his Bachelor of Arts degree from Rutgers University and his Doctor of Jurisprudence degree from the University of Pennsylvania.

  Ronald E. Klingle is a founder of the Company and has been a director, Chairman of the Board and Chief Executive Officer since December 1988. He has approximately 26 years of environmental experience and received his Bachelor of Engineering degree in Chemical Engineering from Youngstown State University. Mr. Klingle is the spouse of Frances R. Klingle who is the Chief Administrative Officer and Controller of the Company.

  Darrell D. Wilson is a founder of the Company and has been a director and President since December 1988 and Chief Operating Officer since July 1990. He has approximately 23 years of environmental experience including service with governmental regulators as well as the management of several special waste operations. He received his Bachelor of Science degree in Environmental Sciences from Ferris State University.

  Michael D. Barwick has been Executive Vice President, Collection Services since January 1997. Prior to joining the Company, Mr. Barwick owned and operated a private waste company on the West Coast from November 1989 through April 1995. He received a Bachelor of Arts in Administration from Hartwell College and is a candidate for a Masters of Business Administration at Pepperdine University.

  Charles Boryenace has been a director of the Company since August 1990 and Executive Vice President, Strategic Planning since May 1995. Mr. Boryenace was Executive Vice President, Finance, Treasurer, and Chief Financial Officer from January 1991 to May 1995. Mr. Boryenace received his Bachelor of Business Administration degree in Accounting from Kent State University.

  Mark B. Cawthorne has been a director and Executive Vice President, Transportation Services since September 1996. He has approximately 14 years of environmental experience and previously served as Vice President, Disposal Sales from January 1991 to September 1996. He received a Bachelor of Arts in Geography and Environmental Studies from the University of Akron.

  Timothy C. Coxson has been a director and Executive Vice President, Finance, Treasurer, and Chief Financial Officer since May 1995. Mr. Coxson was Vice President, Corporate Financial Services, from March 1991 to May 1995. He received a Bachelor of Business Administration degree in Accounting from The Ohio State University.

     Stephen G. Kilper has been a director and Executive Vice President, Disposal Services, since October 1995. Mr. Kilper was Vice President, Disposal Services, for the Company and its wholly owned disposal subsidiaries from August 1993 to October 1995. From January 1992 to August 1993 he was an environmental engineer for the Company's disposal operations. Mr. Kilper received his degree in Agricultural Engineering from the University of Wisconsin - Madison.

  Kenneth J. McMahon has been a director and Executive Vice President, Sales since September 1996. He previously served as Vice President of Corporate Sales from March 1992 to September 1996 and has approximately 20 years of experience in sales and marketing. Prior to joining the Company, he was Director of Sales for an IBM Agent firm, Harker Consulting Services. Mr. McMahon received a Bachelor of Business Administration Degree in finance and his Master of Business Administration from Youngstown State University.

                         STOCK OWNERSHIP OF MANAGEMENT

  The following table sets forth information as of February 3, 1997, with respect to beneficial ownership of the Class A Common Stock and Class B Common Stock by: (i) the Company's directors, and (ii) all executive officers and directors, including nominees, as a group. For purposes of the rules of the Commission, Mr. F. Oliver Nicklin, Jr., may be considered to be the beneficial owner of the shares owned by the Environmental Venture Fund, The Productivity Fund, the Apex Investment Fund, and First Analysis Corporation and Mr. James A. Johnson may be considered to be the beneficial owner of the shares owned by the Apex Investment Fund. Shares owned by such entities have therefore been included in the following table for Mr. Nicklin and Mr. Johnson, as appropriate, and for "All executive officers and directors as a group." See "Voting Securities and Principal Holders Thereof."

                                                Beneficially Owned as of February 3, 1997(1)
                                      ---------------------------------------------------------------
                                      Class A Common Stock   Class B Common Stock  Percent   Percent
                                      ---------------------  --------------------  of all    of Total
     Name of Individual or             Number       Percent    Number    Percent   Common    Voting
   Number of Persons in Group         of Shares    of Class  of Shares  of Class    Stock     Power
   --------------------------         ---------    --------  ---------  ---------  ------    -------
Ronald E. Klingle (2)(3)(4)(8)           27,546         *    2,652,473    51.7%      8.9%    34.8%
Darrell D. Wilson (2)(3)(8)              16,376         *    2,236,602    43.6       7.5     29.3
Mark B. Cawthorne (3)                    10,407         *           --      --         *        *
Charles Boryenace (2)(3)(8)              65,173         *           --      --         *        *
Timothy C. Coxson (2)(3)                 12,200         *           --      --         *        *
George P. Ellis                           1,039         *           --      --         *        *
Stephen G. Kilper (2)(3)(8)              11,447         *           --      --         *        *
Kenneth J. McMahon (3)                   10,261         *           --      --         *        *
Sanford B. Ferguson (2)                  19,000         *           --      --         *        *
James A. Johnson (2)(6)                 677,308       2.7%          --      --       2.2       .9
John R. Miller (2)                       27,000         *           --      --         *        *
F. Oliver Nicklin, Jr.(2)(5)(6)       2,361,734       9.4           --      --       7.8      3.1
Michael D. Barwick (9)                        *         *           --      --         *        *
Robert M. Arnoni (9)                        200         *           --      --         *        *
Stephen L. Gordon (9)                        --        --           --      --        --       --
All executive officers, directors and
nominees for directors as a group
(17 persons) (2)(6)(7)(8)(9)          2,604,383      10.4    4,933,446    96.2      25.0     68.1
--------------------------------------------------------------------------------------------------

* Less than one percent.

(1) Mr. Nicklin has shared voting power and shared investment power over 2,315,708 shares and has sole voting and sole investment power over 46,026 shares. Mr. Johnson has shared voting and shared investment power over 653,308 shares and sole voting and sole investment power over 24,000 shares. One executive officer in "All executive officers and directors as a group" has shared voting and investment power with his spouse. All other named persons have sole voting and sole investment power over all listed shares.

(2) Includes shares of Class A Common Stock subject to options exercisable within 60 days of February 3, 1997, as follows: Mr. Klingle 12,000 shares; Mr. Wilson, 12,000 shares; Mr. Cawthorne, 9,000 shares; Mr. Boryenace, 18,000 shares; Mr. Coxson, 9,000 shares; Mr. Kilper, 9,000 shares; Mr. McMahon, 9,000 shares; Mr. Ferguson, 19,000 shares; Mr. Johnson, 19,000 shares; Mr. Miller, 17,000 shares; Mr. Nicklin, 19,000 shares; and "All executive officers and directors as a group," 170,000 shares. In determining the number of shares held by executive officers and directors as a group, shares beneficially owned by more than one executive officer or director have been counted only once.

(3) Each of these individuals is an employee, executive officer and director of the Company.

(4) Includes 114,371 shares of Class B Common Stock owned by Mr. Klingle's spouse, the beneficial ownership of which is disclaimed.

(5) Includes 1,200 shares of Class A Common Stock owned by family members of Mr. Nicklin, the beneficial ownership of which is disclaimed.

(6) For purposes of the rules of the Commission, Mr. Nicklin may be considered to be the beneficial owner of the shares owned by the Environmental Venture Fund (1,104,147 shares), The Productivity Fund (519,027 shares), the Apex Investment Fund (653,308 shares), and First Analysis Corporation ("FAC") (39,226 shares). FAC is the managing general partner of the general partner of the Environmental Venture Fund and The Productivity Fund, and a general partner of the general partner of the Apex Investment Fund. Mr. Nicklin is the controlling stockholder of FAC. First Analysis Securities Corporation ("FASC"), one of the managing underwriters of the Company's Initial Public Offering of the Class A Common Stock, is a subsidiary of FAC and Mr. Nicklin is President of FASC. Also, under the rules of the Commission, Mr. Johnson may be considered to be the beneficial owner of the shares owned by the Apex Investment Fund. Mr. Johnson is the managing general partner of the general partner of the Apex Investment Fund. Shares owned by these funds have therefore been included for Mr. Nicklin and Mr. Johnson, as appropriate, and for "All executive officers and directors as a group."

(7) With respect to "All executive officers and directors as a group," includes 1,200 shares of Class A Common Stock owned by family members as to which beneficial ownership is disclaimed. In determining the number of shares held by executive officers and directors as a group, shares beneficially owned by more than one executive officer or director have been counted only once.

(8) Includes shares of Class A Common Stock held within employee accounts under the American Waste Services, Inc. Participating Companies Profit Sharing Plan and Trust, as follows: Mr. Klingle, 5,546 shares (including 2,156 shares held by Mr. Klingle's spouse, the beneficial ownership of which Mr. Klingle disclaims); Mr. Wilson, 4,376 shares; Mr. Cawthorne, 1,257 shares; Mr. Ellis, 1,039 shares; Mr. Kilper, 2,447 shares; Mr. Boryenace, 3,873 shares; Mr. McMahon, 1,261 shares; and "All executive officers and directors as a group," 19,799 shares. In determining the number of shares held by executive officers and directors as a group, shares beneficially owned by more than one executive officer or director have been counted only once.

(9) Mr. Arnoni and Mr. Gordon are nominees for Class A Directors. Mr. Barwick is an employee, executive officer and nominee for Class B Director.

                      MEETINGS AND COMMITTEES OF THE BOARD

  The Board of Directors has established four standing committees to assist in the discharge of its responsibilities. These are the Executive, Audit, Option Plan and Compensation Committees. The Board as a whole nominates directors for election after receiving recommendations from the Executive Committee. During 1996, the Board of Directors had four regular meetings.

  Each incumbent Director acted pursuant to all written consents without formal meeting and attended at least 75% of the total number of meetings of (a) the Board of Directors and (b) the committees of the Board on which the respective Directors served during 1996.

  The Executive Committee, subject to the restrictions of the Ohio General Corporation Law, may exercise the authority of the Board of Directors in the management of the business and affairs of the Company during intervals between meetings of the Board. During 1996, the Executive Committee held eight regular meetings. The Executive Committee currently consists of four members, as follows: Messrs. Klingle (Chairman), Boryenace, Coxson and Wilson.

  The Audit Committee is responsible for recommending the firm of independent accountants to be engaged to audit the Company's financial statements, reviewing the scope and results of the audit with the independent accountants, reviewing with management and the independent accountants the Company's interim and year-end operating results, considering the adequacy of the internal accounting controls and audit procedures of the Company and reviewing the non-audit services to be performed by the independent accountants. During 1996, the Audit Committee held two meetings. The Audit Committee currently consists of three members, as follows: Messrs. Nicklin (Chairman), Ferguson and Johnson.

  The Compensation Committee is responsible for reviewing and establishing the compensation arrangements for employees of the Company, including top management, including salaries and bonuses. During 1996, the Compensation Committee held five regular meetings. The Compensation Committee currently consists of three members, as follows: Messrs. Klingle (Chairman), Boryenace and Wilson.

  The Option Plan Committee determines grants of options to purchase shares under the Company's 1990 Long-Term Incentive Plan (the "Plan") and discretionary contributions of Class A Common Stock to the Company's 401(k) Profit Sharing Plan based on recommendations made by the Company's Compensation Committee. During 1996, the Option Plan Committee held two meetings. No discretionary contributions to the Company's 401(k) Profit Sharing Plan were made for 1996. The Option Plan Committee currently consists of three members, as follows:
Messrs. Nicklin (Chairman), Ferguson and Johnson.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Ronald E. Klingle (Chairman), Darrell D. Wilson and Charles Boryenace each served as a member of the Compensation Committee and were executive officers of the Company during 1996. Furthermore, during 1996, each member of the Compensation Committee was an executive officer and/or director of various directly or indirectly wholly owned subsidiaries of the Company.

  No members of the Compensation Committee serve on a Compensation Committee or other board committees performing equivalent functions for any other entity other than a directly or indirectly wholly owned subsidiary of the Company.

BOARD COMMITTEE REPORTS ON EXECUTIVE COMPENSATION

  COMPENSATION COMMITTEE REPORT.     The Company has maintained a cash
compensation program that is comprised of salaries and bonuses. Under the Company's program, the cash compensation of executive officers of the Company is dependent, in part, on quarterly discretionary bonuses which are tied to corporate and individual performance in a manner that encourages a cooperative focus on the Company's consolidated profitability.

  To facilitate the bonus component of the cash compensation program the Company established an Officers Bonus Plan ("OBP") in the second quarter of 1996. The OBP is a discretionary bonus program that covers every executive officer of the Company. The Compensation Committee's determination of quarterly bonuses to executive officers is based upon performance evaluations by the Chief Executive Officer and/or the President of the Company, who are members of the Compensation Committee and to whom each executive officer reports. Although no objective standards or policies are set, the amount of each executive officer's bonus is based upon consolidated pre-tax profits and is distributed on a quarterly basis. No executive officer is assured a bonus and the allocation of bonuses under the OBP is subjectively determined by the Compensation Committee in its sole discretion.

  The basis upon which the compensation of the Chief Executive Officer of the Company for the last completed fiscal year was determined is generally the same as for other executive officers. As Chairman of the Compensation Committee and Chairman of the Board of Directors, the Chief Executive Officer in effect has the ability to establish the level of his cash compensation.

  Although the Company's executive compensation program is established by the Compensation Committee of the Board of Directors, which is composed of the below-named directors who are employees and executive officers of the Company, from time to time the Compensation Committee and the Board of Directors as a whole discuss, generally, the reasonableness of the amounts of compensation received by the Chief Executive Officer and the other executive officers.

  In the second quarter of 1996, as a result of the disparity between the exercise price of certain previously granted stock options and the trading range of the Company's Class A Common Stock, the Compensation Committee recommended the repricing of certain existing stock options and the granting of new stock options. The Option Plan Committee granted to each executive officer of the Company, other than the Chief Executive Officer and the President, the right to cancel their respective stock options with an option price of $7.00 or higher and forfeit the vesting associated with such stock options in consideration for new stock options at the then-current market price. The number of new stock options granted to each executive officer was such that each executive officer would have a total of 50,000 stock options after the new options were granted. Vesting on the new stock options granted would begin on the date granted. The new stock options vest 20% each year and are fully vested after five years.
Each executive officer chose to accept the new stock options. The Chief Executive Officer and the President each requested not to be granted any stock options in 1996. As they requested, none were granted in 1996.

  In addition, in the fourth quarter of 1996, the Compensation Committee recommended and the Option Plan Committee granted stock options to newly appointed executive officers to purchase shares of the Company's Class A Common Stock such that the total stock options of the new executive officers would total 50,000.

  The Compensation Committee recommended the granting of the above described stock options in order to provide executive officers with a substantial incentive to improve the Company's long-term financial performance. The repricing of stock options and the granting of new stock options to the executive officers will also more closely align the executive officers' interests with those of the Company's shareholders.

  The Compensation Committee determined that no discretionary contributions to the Company's 401(k) Profit Sharing Plan would be made for 1996.

  Section 162(m) of the Internal Revenue Code addresses the nondeductibility for federal income tax purposes of certain compensation in excess of $1 million paid
to an employee during the taxable year.   As it is highly unlikely that any
executive officer or other employee of the Company will be awarded compensation in excess of $1 million in the foreseeable future, the Compensation Committee has not established a policy with respect to the nondeductibility of such employee compensation.

  The Compensation Committee believes that the Chief Executive Officer, as well as the other executive officers of the Company, are dedicated to achieving significant improvements in the Company's long-term financial performance and that the compensation policies, plans and programs implemented by the Company have contributed to achieving this management focus.

                                COMPENSATION COMMITTEE


                                Ronald E. Klingle (Chairman)

                                Darrell D. Wilson

                                Charles Boryenace


  OPTION PLAN COMMITTEE REPORT. The use of stock options is an important element in focusing executive management and other employees of the Company, including non-employee directors, on building profitability and shareholder value. In contrast to cash compensation, stock options provide a long-term incentive which not only serves to attract and retain individuals of outstanding ability but also aligns such individuals' interests with those of the Company's shareholders. The Plan is administered by the Option Plan Committee of the Board of Directors which is currently comprised of three independent non-employee directors. During each fiscal year the Option Plan Committee considers the desirability of granting options to the Chief Executive Officer, the other executive officers and other employees of the Company based upon the recommendations of the Compensation Committee. In fixing the grants of stock options to the executive officers, including the named executive officers and the Chief Executive Officer, the Option Plan Committee reviews with the members of the Compensation Committee the recommended individual grants, taking into account the basis for such recommended grants, as well as the other compensation received by such executive officers.

  In the second quarter of 1996, as a result of the disparity between the exercise price of certain previously granted stock options and the trading range of the Company's Class A Common Stock, the Compensation Committee recommended the repricing of certain existing stock options and the granting of new stock options. The Option Plan Committee granted to each executive officer of the Company, other than the Chief Executive Officer and the President, the right to cancel their stock options with an option price of $7.00 or higher and forfeit the vesting associated with such stock options in consideration for new stock options at the then-current market price. The number of new stock options granted to each officer was such that each executive officer would have a total of 50,000 stock options after the new options were granted. Each executive officer chose to accept the new stock options. The Chief Executive Officer and the President each requested not to be granted any stock options in 1996. As they requested, none were granted in 1996.

  In addition, in the fourth quarter of 1996, the Compensation Committee recommended and the Option Plan Committee granted stock options to newly appointed executive officers to purchase shares of the Company's Class A Common Stock such that the total stock options of the new executive officers would total 50,000.

  The Compensation Committee recommended the granting of the above described stock options based upon a desire by the Compensation Committee to provide executive officers with a substantial incentive to improve the Company's long-term financial performance.

  Each option granted during 1996 was granted at a price equal to the fair market value of Class A Common Stock at the date of grant. The options granted vest 20% each year and are fully vested after five years. All options are exercisable for a period of 10 years from the date of grant.

                                OPTION PLAN COMMITTEE


                                Sanford B. Ferguson (Chairman)

                                F. Oliver Nicklin, Jr.

                                James A. Johnson

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

  The following information sets forth the compensation of the Company's Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of December 31, 1996; in each case for services rendered in all capacities to the Company and its subsidiaries during the fiscal year ended December 31, 1996. No individual no longer serving as an executive officer as of December 31, 1996 received compensation in excess of any of the named executive officers.

                         SUMMARY COMPENSATION TABLE (1)

                                      Annual Compensation (2)        Long  Term Compensation
                             -----------------------------------  ----------------------------------------
                                                                        Awards          Payouts
                                                         Other    --------------------  -------
                                                         Annual   Restricted Options/           All Other
                                                         Compen-    Stock      SARs      LTIP    Compen-
Name and Principal Position  Year    Salary    Bonus     sation     Awards   (Shares)   Payouts  sation(4)
---------------------------  ----  ---------  -------    -------    ------   ---------  -------  ---------
Ronald E. Klingle            1996   $140,000  $71,475       --       --            --        --  $3,954
 Chairman of the Board       1995    116,801   24,982       --       --            --        --   3,920
 and Chief Executive
  Officer                    1994     70,404   48,595       --       --            --        --   3,417

Darrell D. Wilson            1996    140,000   71,475       --       --            --        --   6,000
 President and Chief         1995    116,801   24,982       --       --            --        --   5,671
 Operating Officer           1994     70,404   48,595       --       --            --        --   4,760

George P. Ellis (3)          1996    120,000   35,737       --       --        50,000        --   6,000
 Executive Vice President,   1995    121,058    1,301       --       --            --        --   2,638
 Technical Services          1994         na       na       na       na            na        na      na

Jeffrey M. Grinstein         1996    110,000   35,737       --       --        20,000        --   5,829
 Executive Vice President,   1995    110,000   18,737       --       --            --        --   5,149
 General Counsel and
  Secretary                  1994     83,603   45,379       --       --            --        --   5,159

Charles Boryenace            1996    110,000   35,737       --       --        20,000        --   5,829
 Executive Vice President,   1995    110,000   18,737       --       --            --        --   5,149
 Strategic Planning          1994     83,603   36,446       --       --            --        --   4,802
-------------------------------------------------------------------------------------------------------------------------------

(1) Does not include the value of certain non-cash compensation to the named individuals which did not exceed the lesser of $50,000 or 10% of such individuals' total annual salary and bonus shown in the table.

(2) Includes salary and/or bonuses deferred pursuant to Section 401(k) of the Internal Revenue Code.

(3) Mr. Ellis became an executive officer during 1995 and $91,892 of the salary and $1,301 of the bonus reflected in the table for year 1995 reflects compensation received while not an executive officer.

(4) Reflects nondiscretionary contributions made on behalf of the named executive officer pursuant to the provisions of the Company's 401(k) Plan.

  The following table sets forth certain information regarding individual grants of stock options made during the last fiscal year to each executive officer named in the table under the caption "Summary Compensation Table."


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          Potential
                                                                                       Realization Value
                                                                                       At Assumed Annual
                                                                                        Rates of Stock
                                                                                       Price Appreciation
                              Individual Grants                                        For Option Term
--------------------------------------------------------------------------------  -----------------------
                            Number of      % of Total
                           Securities        Options
                           Underlying      Granted To   Exercise or
                             Options        Employees    Base Price   Expiration
                             Granted        In 1996      ($/Share)       Date       5%       10%
                        -----------------  ----------   -----------   ----------  -----      ---
Ronald E. Klingle         None
Darrell D. Wilson         None
George P. Ellis           50,000              9.2%         $2.38        4/28/06   $3.87      $6.16
Jeffrey M. Grinstein      20,000              3.7%         $2.38        4/28/06   $3.87      $6.16
Charles Boryenace         20,000              3.7%         $2.38        4/28/06   $3.87      $6.16


  The following table sets forth certain information concerning the value of unexercised options held on December 31, 1996 by executive officers named in the table under the caption "Summary Compensation Table." No options under the Plan were exercised in 1996 by executive officers.

                         FISCAL YEAR-END OPTION VALUES

                               Number of
                          Securities Underlying
                           Unexercised Options       Value of Unexercised
                           at Fiscal Year-End        In-the-Money Options
                                (Shares)            at Fiscal Year-End (1)
                        -------------------------  -------------------------
   Name                 Exercisable/Unexercisable  Exercisable/Unexercisable
   ----                 -------------------------  -------------------------
Ronald E. Klingle            12,000/0                   $    0/$0
Darrell D. Wilson            12,000/0                        0/ 0
George P. Ellis                   0/50,000                   0/ 0
Jeffrey M. Grinstein         18,000/32,000               6,750/ 4,500
Charles Boryenace            18,000/32,000               6,750/ 4,500
--------------------------

(1) Based on closing price of $2.375 per share of Class A Common Stock as of December 31, 1996.

COMPENSATION OF DIRECTORS

  Each of the Company's directors who is not an officer or employee of the Company is entitled to receive a retainer fee of $20,000 per year for Board of Directors membership and a fee of $1,000 for attendance at each Board of Directors meeting (or committee meeting held on a separate day). Messrs. Johnson and Nicklin have voluntarily agreed not to accept their fees. Officers and employees who serve as directors are not compensated for their services as directors. In accordance with the American Waste Services, Inc. 1990 Long-Term Incentive Plan, non-employee directors are entitled to receive grants of options to purchase shares of Class A Common Stock as determined by the Board of Directors. All directors are reimbursed for expenses incurred in attending Board of Directors meetings and committee meetings. During 1996, the Company made no other payments to non-employee directors with respect to participation on the Board of Directors, its committees or with respect to special assignments.

The following table sets forth certain information regarding the repricing of certain stock options held by executive officers of the Company.


                          TEN-YEAR OPTIONS REPRICINGS

                                                                                                                   Length of
                                                                   Number of     Market      Exercise               Original
                                                                  Securities     Price of      Price               Option Term
                                                                  Underlying     Stock at    at time of             Remaining
                                                                 Options/SARs    Time of     Repricing     New     at Date of
                                                                 Repriced or   Repricing of      of      Exercise   Repricing
     Name                                               Date       Amended      Amendment    Amendment    Price     Amendment
     ----                                               ----     ------------  ------------  ----------   -----    -----------
Charles Boryenace (1)                                   4/28/96    20,000         $2.38        $10.00     $2.38      4 years
 Executive Vice President, Strategic Planning

Mark B. Cawthorne                                       4/28/96     5,000         $2.38        $10.00     $2.38      4 years
 Executive Vice President, Transportation Services      4/28/96     5,000         $2.38        $ 7.00     $2.38      5 years

Timothy C. Coxson                                       4/28/96     4,200         $2.38        $10.00     $2.38      4 years
 Executive Vice President, Finance, Treasurer           4/28/96     6,000         $2.38        $ 7.00     $2.38      5 years
 and Chief Financial Officer

Jeffrey M. Grinstein (2)                                4/28/96     4,200         $2.38        $10.00     $2.38      4 years
 Executive Vice President, General Counsel              4/28/96    15,800         $2.38        $ 7.00     $2.38      5 years
 and Secretary

Stephen G. Kilper                                       4/28/96       250         $2.38        $10.00     $2.38      4 years
 Executive Vice President, Disposal Services            4/28/96       500         $2.38        $ 7.00     $2.38      5 years

Frances R. Klingle                                      4/28/96     4,200         $2.38        $10.00     $2.38      4 years
 Chief Administrative Officer and Controller            4/28/96    10,000         $2.38        $ 7.00     $2.38      5 years

______________________________________________
(1) In addition to the repricing of the above-referenced stock options, Mr. Boryenace relinquished 90,000 stock options with an exercise price of $10 per share and 10,000 stock options with an exercise price of $7 per share. The relinquished stock options were fully vested.

(2) In addition to the repricing of the above-referenced stock options, Mr. Grinstein relinquished 4,200 stock options with an exercise price of $7 per share. The relinquished stock options were fully vested.

PERFORMANCE GRAPH

  The following line graph compares the yearly percentage change in the Company's cumulative total shareholder return on its Class A Common Stock for the five fiscal years ended December 31, 1996 with the cumulative total return of both the S&P MidCap Index and the Value Line Environmental Services Index.


                             [GRAPH APPEARS HERE]



                                   December 31,    December 31,  December 31,  December 31,  December 31,  December 31,
                                       1991            1992          1993          1994          1995          1996
                                   ------------    ------------  ------------   -----------   -----------  -----------
American Waste Services, Inc.
 Class A Common Stock                 $100.00         $ 45.76       $ 42.37       $ 22.03       $ 27.12       $ 32.20
Value Line Environmental
 Services  Index                      $100.00         $101.46       $ 77.39       $ 79.01       $ 91.06       $ 97.91
S&P MidCap Index                      $100.00         $111.91       $123.85       $119.41       $156.23       $185.07


  The Company's Class A Common Stock performance shown by the above graph is not necessarily indicative of future stock performance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Legal Services

  Sanford B. Ferguson, a director of the Company, is a partner of the Pittsburgh, Pennsylvania, office of the law firm of Kirkpatrick & Lockhart LLP, which has rendered legal services to the Company during the last fiscal year.

                         INDEPENDENT PUBLIC ACCOUNTANTS

  The appointment of an independent public accountant is approved annually by the Board of Directors based on the recommendation of the Audit Committee. No independent public accountant has been selected for the current year as the Audit Committee has not yet made its recommendation. KPMG Peat Marwick LLP served as independent public accountant of the Company for fiscal years 1990 through the latest fiscal year. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if they desire to do so and will respond to appropriate questions from shareholders.

                         ANNUAL REPORT TO SHAREHOLDERS

  The Company has enclosed its Annual Report to Shareholders for the Company and its subsidiaries for the year ended December 31, 1996, including financial statements reflecting the financial position and results of operations of the Company and its subsidiaries for that year. The Annual Report is not deemed to have been filed with the Commission and such report is not incorporated in this Proxy Statement nor is it part of this proxy solicitation.

                             SHAREHOLDER PROPOSALS

  Any proposals of shareholders which are intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Secretary of the Company at the principal executive offices of the Company not later than November 30, 1997. Such proposals must meet the requirements of the Commission to be eligible for inclusion in the Company's 1998 Proxy Materials.

                                FORM 10-K REPORT

  THE COMPANY WILL FILE ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, WITH THE COMMISSION ON OR BEFORE MARCH 31, 1997. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF NOMINAL CHARGES WHICH APPROXIMATE THE COMPANYOS COST OF REPRODUCTION OF THE EXHIBITS. WRITTEN REQUESTS FOR COPIES OF THE REPORT OR EXHIBITS SHOULD BE DIRECTED TO THE SECRETARY, AMERICAN WASTE SERVICES, INC., ONE AMERICAN WAY, WARREN, OHIO 44484-5555.




                                 OTHER MATTERS

  The Board of Directors does not know of any matters or business to be presented for action at the meeting other than as set forth above. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matter that may properly be brought before the meeting or any adjournment thereof.

                            SOLICITATION OF PROXIES

  The enclosed form of proxy is solicited by the Board of Directors and the proxies named therein have been designated by the Board of Directors. Shares represented by the proxy will be voted at the meeting and, where a choice has been specified, such shares will be voted in accordance with such specification. If no specification is indicated, the proxies will be voted for the election of the nominees named herein as directors and on other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. The cost of preparing, printing, assembling and mailing will be paid by the Company. In addition to the solicitation of proxies by mail, officers, directors, or other employees of the Company, as yet undesignated, and without additional remuneration, may solicit proxies personally or by other appropriate means, if deemed advisable. The Company will request brokers, banks and other nominees to send proxy material to, and obtain proxies from, the beneficial owners of Common Stock held of record by them and it will reimburse such persons for their expenses in so doing.

  We request that you complete, sign, date and return your proxy promptly to insure that your shares will be voted at the meeting. It is hoped that you will attend the meeting. For your convenience, a self-addressed envelope, which requires no additional postage if mailed in the United States, is enclosed.


                                BY ORDER OF THE BOARD OF DIRECTORS

                                /S/ Jeffrey M. Grinstein

                                JEFFREY M. GRINSTEIN
                                Executive Vice President,
                                General Counsel and Secretary
Warren, Ohio
March 21, 1997

 AMERICAN WASTE SERVICES, INC. PARTICIPATING COMPANIES PROFIT SHARING PLAN AND
                              TRUST (THE "PLAN")

      VOTING INSTRUCTIONS ARE SOLICITED BY PNC BANK, THE PLAN'S TRUSTEE,
            FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 29, 1997.

As a Plan Participant, I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement relating to the Annual Meeting of Shareholders of American Waste Services, Inc. (the "Company") to be held at the Grand Pavilion, located at One American Way, Warren, Ohio, on Tuesday, April 29, 1997, at 10:00 a.m., local time or at any adjournment thereof, and I hereby instruct PNC Bank, as Trustee under the Plan (the "Trustee"), to vote the shares of Class A Common Stock of the Company relating to my Plan account for which I have the right to give voting directions under the Plan, at such Annual Meeting in the manner set forth hereon. This card must be returned to Corporate Election Services using the enclosed envelope, who will tabulate voting instructions for the Trustee. If this card is not received by Corporate Election Services on or before the close of business on April 22, 1997, the Trustee cannot ensure that your voting instructions will be tabulated and counted. Your voting instructions will be accorded confidential treatment.

  PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                      (To be signed on the reverse side)

 AMERICAN WASTE SERVICES, INC. PARTICIPATING COMPANIES PROFIT SHARING PLAN AND
                              TRUST (THE "PLAN")
      VOTING INSTRUCTIONS ARE SOLICITED BY PNC BANK, THE PLAN'S TRUSTEE,
            FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 29, 1997.

                        (Continued on the reverse side)
1. ELECTION OF DIRECTORS BY THE HOLDERS OF CLASS A COMMON STOCK.
The Board of Directors of the Company recommends a vote FOR the election of the following nominees.

Nominees: Sanford B. Ferguson, Robert M. Arnoni and Stephen L. Gordon

 [_] FOR all nominees listed above, except vote withheld for the following nominee(s):

                      ----------------------------------

 [_] WITHHOLD AUTHORITY to vote for all nominees listed above.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ADJOURNMENTS THEREOF.

This Voting Instruction Card, when properly executed, will be voted as directed above. If such card is returned executed with no direction given or if not returned at all, the Trustee shall vote in its absolute discretion.


SIGNATURE _______________________________   DATE ________________


This Voting Instruction Card should be signed exactly as name appears hereon. Please sign, date and return this card promptly using the enclosed envelope.

A PROXY                  AMERICAN WASTE SERVICES, INC.

            Proxy Solicited on Behalf of the Board of Directors of
               the Company for the Annual Meeting April 29, 1997

     The undersigned hereby appoints Ronald E. Klingle, Darrell D. Wilson and Jeffrey M. Grinstein, and each or any of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of American Waste Services, Inc. to be held at the Grand Pavilion, located at One American Way, Warren, Ohio, on Tuesday, April 29, 1997, at 10:00 A.M., local time, and at any adjournment thereof, and to vote the number of shares of Class A Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting, which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.



                                                                     SEE REVERSE
         (Continued and to be marked, dated and signed on other side)    SIDE

A [X] Please mark your
      votes as in this
      example




                 FOR  WITHHELD
1. ELECTION OF   [_]     [_]
   DIRECTORS BY
   THE HOLDERS
   OF CLASS A
   COMMON STOCK

For except vote withheld from the following nominee(s):


-------------------------------------------------------


The Board of Directors recommends a vote FOR the election of the following nominees:

Nominees: Sanford B. Ferguson
          Robert M. Arnoni
          Stephen L. Gordon


You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.

                    (Change of Address)


             ---------------------------------

             ---------------------------------

             ---------------------------------

             ---------------------------------



SIGNATURE(S):                                     DATE:
             ------------------------------------      -------------------------


SIGNATURE(S):                                     DATE:
             ------------------------------------      -------------------------

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

B PROXY                  AMERICAN WASTE SERVICES, INC.

            Proxy Solicited on Behalf of the Board of Directors of
               the Company for the Annual Meeting April 29, 1997

     The undersigned hereby appoints Ronald E. Klingle, Darrell D. Wilson and Jeffrey M. Grinstein, and each or any of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of American Waste Services, Inc. to be held at the Grand Pavilion, located at One American Way, Warren, Ohio, on Tuesday, April 29, 1997, at 10:00 A.M., local time, and at any adjournment thereof, and to vote the number of shares of Class B Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting, which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.



                                                                     SEE REVERSE
         (Continued and to be marked, dated and signed on other side)    SIDE

B [X] Please mark your
      votes as in this
      example




                 FOR  WITHHELD
1. ELECTION OF   [_]     [_]
   DIRECTORS BY
   THE HOLDERS
   OF CLASS B
   COMMON STOCK

For except vote withheld from the following nominee(s):


-------------------------------------------------------


The Board of Directors recommends a vote FOR the election of the following nominees:

Nominees: Ronald E. Klingle
          Darrell D. Wilson
          Michael D. Barwick
          Charles Boryensce
          Timothy C. Coxson
          Kenneth J. McMahon
          Stephen G. Kilper
          Mark B. Cawthorne

You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.

                    (Change of Address)


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SIGNATURE(S):                                     DATE:
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SIGNATURE(S):                                     DATE:
             ------------------------------------      -------------------------

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.